[LOGO] Merrill Lynch Investment Managers

Annual Report

January 31, 2001

MuniEnhanced
Fund, Inc.

www.mlim.ml.com

MuniEnhanced Fund, Inc.

The Benefits and
Risks of
Leveraging

MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses on invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                       MuniEnhanced Fund, Inc., January 31, 2001

TO OUR SHAREHOLDERS

For the year ended January 31, 2001, the Common Stock of MuniEnhanced Fund, Inc. earned $0.637 per share income dividends, which included earned and unpaid dividends of $0.053. This represents a net annualized yield of 5.60%, based on a month-end net asset value of $11.38 per share. During the same period, the total investment return on the Fund's Common Stock was +20.27%, based on a change in per share net asset value from $10.10 to $11.38 and assuming reinvestment of $0.637 per share income dividends.

For the six-month period ended January 31, 2001, the total investment return on the Fund's Common Stock was +8.92%, based on a change in per share net asset value from $10.78 to $11.38, and assuming reinvestment of $0.319 per share income dividends.

For the six-month period ended January 31, 2001, the Fund's Preferred Stock had an average dividend yield as follows: Series A, 3.84%; Series B, 4.55%; and Series C, 4.09%.

The Municipal Market Environment

During the six months ended January 31, 2001, long-term fixed-income bond yields generally declined. The strength seen in the US economy in 1999 and early 2000 clearly has moderated in recent months. After growing at approximately 5% in the first half of 2000, US gross domestic product (GDP) declined to 2.2% during the third quarter of 2000. An initial estimate of fourth quarter 2000 GDP growth was recently released at 1.4%. Additionally, over the past six months, inflationary pressures have remained well contained, largely in the 2%-3% range. By early September, US Treasury bond yields had declined more than 20 basis points (0.20%) to 5.65% as a result of moderating economic growth and low inflation.

However, rising oil and natural gas prices, rekindled investors' inflationary fears, and US Treasury bond yields quickly rose to nearly 6% at the end of September 2000. During October and into mid-November, long-term bond yields fluctuated in response to declining commodity prices and the considerable uncertainty surrounding the presidential election. In December 2000, significant declines in US equity markets, especially the NASDAQ, as well as another series of weak economic indicators combined to reestablish the decline in long-term US Treasury bond yields. By mid-December, the Federal Reserve Board announced that current economic conditions warranted the cessation of the series of short-term interest rate increases they had initiated in February 2000. Given the favorable economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus upon the ongoing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer maturing US Treasury securities. These factors helped push US Treasury bond yields lower. By the end of December, US Treasury bond yields declined to 5.45%, their lowest monthly closing level in almost two years.

Citing declining consumer confidence, and weakening industrial production and retail sales growth, the Federal Reserve Board lowered short-term interest rates by 50 basis points twice during January 2001. This action triggered a significant rebound in many US equity indexes, reducing the appeal of many US fixed-income securities. Additionally, many investors sold US Treasury bonds to realize recent profits believing that the Federal Reserve Board's actions in January 2001, as well as those anticipated in the near future, would quickly restore US economic growth to earlier levels. By the end of the six-month period ended January 31, 2001, US Treasury bond yields declined overall by nearly 30 basis points to close the period at 5.50%.

Long-term tax-exempt bonds also responded well to the positive economic environment that developed during the last six months. While municipal bond yields followed a downward pattern similar to that of US Treasury bonds, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range, generally declining steadily throughout the last six months. Overall investor demand for municipal bonds has remained very positive, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline more than 40 basis points to end the period at 5.43%, their lowest monthly closing level in over 18 months.

New long-term tax-exempt issuance has continued to decline on an annual basis, although declines in bond yields have triggered a recent increase in municipal underwritings. Most of this recent increase in tax-exempt issuance was underwritten in January 2001. Lower bond yields were responsible for the significant increase in refunding activity. Local and state issuers used the recent period of lower bond yields as an opportunity to refinance outstanding, higher-couponed debt issues at lower rates. Historically, January monthly underwritings are among the lowest monthly issuance of the year. Despite the surge in January issuance, long-term tax-exempt bond yields were still able to decline, underscoring the ongoing positive technical position the municipal market has enjoyed in recent quarters.

The reduction in annual issuance has helped provide much of the technical support within the tax-exempt bond market. The demand for municipal bonds came from a number of non-traditional and conventional sources. Fortunately, the combination of reduced annual bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered the significant decline in municipal bond yields seen in recent months.

The outlook for the tax-exempt bond market in 2001 appears quite favorable. The steeply positive yield curve and relatively high credit quality that the municipal bond market offers should continue to attract retail and institutional investors seeking both tax-exempt income and a ready substitute for relatively scarce US Government securities. Strong state and local governmental financial conditions also suggest that issuance should remain manageable in the coming months. Additionally, while it appears likely that President Bush will keep his campaign promise to lower Federal income tax rates in 2001, any legislation is unlikely to be enacted before late summer. These factors suggest that the strong technical position the municipal market has enjoyed is likely to continue. Given the recent market performance by tax-exempt bonds over the past year, the strong returns illustrate the excellent investment diversification municipal bonds can provide to investors.

Portfolio Strategy

During the six-month period ended January 31, 2001, we generally continued to maintain the Fund's neutral market position while favoring premium coupon bonds. We purchased premium coupon bonds in an effort to provide a high level of tax-exempt income and dampen future interest rate sensitivity. We remained materially fully invested and continued to invest in very high-quality bonds (more than 80% of the Fund's assets were invested in bonds insured by AAA-rated municipal bond insurers). We carefully monitored call protection, credit quality, coupon structure and issuer diversification of the Fund to provide optimal performance. Because of the large change in municipal bond prices during the period, we found it prudent to restructure some positions to enable the Fund to perform better in a declining interest rate environment.

Toward the end of the period, the Federal Reserve Board significantly changed its previous course of monetary policy in a very aggressive manner. The Federal Reserve Board's actions were intended to heighten consumer confidence and restore economic growth. These actions, as well as expected additional Federal Reserve Board activity and the prospect of significant tax relief this year, are likely to work together to bolster economic growth in the United States toward the second half of 2001. Consequently, we have begun to reduce our exposure to highly interest rate-sensitive securities.

Looking ahead, we intend to remain fully invested in the municipal market in an effort to enhance shareholder income and to emphasize premium coupon issues. Should the Federal Reserve Board's activity appear to revive the United State's economic growth more rapidly than we expect, we would reduce our exposure to highly interest rate-sensitive securities further.

In Conclusion

We appreciate your ongoing interest in MuniEnhanced Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/  Michael Kalinoski

Michael Kalinoski
Vice President and Portfolio Manager

March 9, 2001


                                      2 & 3

                                       MuniEnhanced Fund, Inc., January 31, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                       S&P   Moody's  Face
  STATE              Ratings Ratings  Amount  Issue                                                    Value
=============================================================================================================
  Alabama--0.6%        AAA    Aaa    $2,500   Huntsville, Alabama, Health Care Authority,
                                              Health Care Facilities Revenue Bonds, Series B,
                                              6.625% due 6/01/2004 (f)(g)                            $  2,767
=============================================================================================================
  Alaska--1.9%         AAA    Aaa     3,285   Alaska Energy Authority, Power Revenue Refunding
                                              Bonds (Bradley Lake), Fourth Series, 6% due
                                              7/01/2016 (d)                                             3,703
                       AA+    NR*     5,000   Valdez, Alaska, Marine Terminal Revenue Refunding
                                              Bonds (Sohio Pipeline--British Petroleum Oil), 7.125%
                                              due 12/01/2025                                            5,284
=============================================================================================================
  Arizona--1.5%        AAA    Aaa     4,450   Scottsdale, Arizona, IDA, Hospital Revenue
                                              Refunding Bonds (Scottsdale Memorial Hospitals),
                                              Series A, 6% due 9/01/2012 (a)                            4,901
                       AAA    Aaa     2,000   Tucson, Arizona, Street and Highway User Revenue
                                              Bonds, Junior Lien, Series 1994-E, 7% due 7/01/2011 (b)   2,444
=============================================================================================================
  California--4.8%                            ABC, California, Unified School District, GO (b):
                       AAA    Aaa       540     5.55%** due 8/01/2026                                     138
                       AAA    Aaa       380     5.56%** due 8/01/2027                                      92
                       AAA    Aaa       435     5.56%** due 8/01/2028                                      99
                       AAA    Aaa     2,500   Alameda Corridor, California, Transportation
                                              Authority Revenue Bonds, Series 1999-A, 5.402%**
                                              due 10/01/2030 (f)                                          503
                       AAA    Aaa     5,000   Anaheim, California, Public Financing Authority,
                                              Lease Revenue Bonds (Public Improvements Project),
                                              Senior-Series A, 6% due 9/01/2024 (d)                     5,695
                       A1+    NR*       700   California Pollution Control Financing Authority,
                                              PCR, Refunding (Pacific Gas and Electric),
                                              VRDN, Series C, 7% due 11/01/2026 (i)                       700
                       AAA    NR*     4,750   California Rural Home Mortgage Finance Authority,
                                              S/F Mortgage Revenue Bonds, AMT, Series D, 6%
                                              due 6/01/2031 (c)                                         5,201
                       AAA    Aaa     6,000   Los Angeles County, California, Transportation
                                              Commission, Sales Tax Revenue Refunding Bonds,
                                              Series B, 6.50% due 7/01/2015 (b)                         6,206
                       AAA    Aaa     4,210   San Francisco, California, City and County Airport
                                              Commission, International Airport Revenue Bonds,
                                              AMT, Second Series, Issue 6, 6.60% due 5/01/2024 (a)      4,563
=============================================================================================================
 Colorado--12.6%                              Boulder County, Colorado, Hospital Development
                                              Revenue Bonds (Longmont United Hospital Project):
                       AA     NR*     2,705     5.60% due 12/01/2015                                    2,737
                       AA     NR*     2,135     5.75% due 12/01/2020                                    2,141
                                              Colorado HFA, Revenue Bonds (S/F Program), AMT:
                       NR*    Aa2     2,020     Senior Series A-1, 7.40% due 11/01/2027                 2,314
                       NR*    Aa2    12,995     Senior Series B-2, 6.80% due 4/01/2030                 14,570
                                              Colorado HFA, Revenue Refunding Bonds
                                              (S/F Program):
                       NR*    Aa2     3,620     AMT, Senior Series A-2, 7.50% due 4/01/2031             4,231
                       AA     Aa2     3,500     AMT, Series D-2, 6.90% due 4/01/2029                    3,954
                       NR*    Aa2     3,995     Senior Series A-3, 6.05% due 10/01/2016                 4,313
                       AAA    Aaa     4,280   Colorado Water Resource Power Development
                                              Authority, Clean Water Revenue Bonds,
                                              Series A, 6.25% due 9/01/2016                             4,805
                       AAA    Aaa    11,000   Denver, Colorado, City and County Airport Revenue
                                              Bonds, AMT, Series D, 7.75% due 11/15/2013               13,778
                       AAA    Aaa     2,000   Denver, Colorado, City and County Airport Revenue
                                              Refunding Bonds, AMT, Series A, 6% due 11/15/2018 (a)     2,137
                       AAA    Aaa     5,450   El Paso County, Colorado, School District
                                              Number 49, Falcon, GO, Series A, 6%
                                              due 12/01/2018 (d)                                        6,112
=============================================================================================================
 Connecticut--0.8%     AAA    Aaa     3,500   Connecticut State Special Tax Obligation Revenue
                                              Bonds, 6.25% due 10/01/2004 (b)(g)                        3,828
=============================================================================================================
 Delaware--0.5%        AAA    Aaa     2,000   Delaware Transportation Authority, Transportation
                                              System Revenue Bonds, 7% due 7/01/2004 (b)(g)             2,239
=============================================================================================================
 District of Columbia--                       District of Columbia, GO, Refunding (d):
 4.8%                  AAA    Aaa     5,150     DRIVERS, Series 152, 6.41% due 6/01/2013 (h)            5,706
                       AAA    Aaa     5,650     Series B, 5.50% due 6/01/2009                           6,096
                       AAA    Aaa     6,000   District of Columbia, Revenue Refunding Bonds
                                              (Catholic University of America Project),
                                              5.625% due 10/01/2029 (a)                                 6,152
                       AAA    Aaa     5,850   Washington, D.C., Convention Center Authority,
                                              Dedicated Tax Revenue Bonds, Senior Lien,
                                              4.75% due 10/01/2028 (a)                                  5,270
=============================================================================================================
 Georgia--7.6%                                Georgia State Municipal Electric Authority, Power
                                              Revenue Refunding Bonds:
                       AAA    Aaa     4,000     Series A, 6.50% due 1/01/2012 (f)                       4,680
                       AAA    Aaa     5,000     Series B, 8.25% due 1/01/2011 (f)                       6,492
                       AAA    Aaa     7,725     Series EE, 7% due 1/01/2025 (a)                         9,690
                       AAA    Aaa     2,000     Series V, 6.60% due 1/01/2018 (f)                       2,387
                       AAA    Aaa     1,000     Series W, 6.60% due 1/01/2018 (a)(f)                    1,193
                       AAA    Aaa     3,500   Metropolitan Atlanta, Georgia, Rapid Transit
                                              Authority, Sales Tax Revenue Bonds, Second Indenture,
                                              Series A, 6.90% due 7/01/2004 (f)(g)                      3,913
                                              Monroe County, Georgia, Development Authority, PCR,
                                              Refunding (Oglethorpe Power Corporation), Series A (f):
                       AAA    Aaa     2,500     6.70% due 1/01/2009                                     2,899
                       AAA    Aaa     2,000     6.75% due 1/01/2010                                     2,343
                       AAA    Aaa     3,000   Municipal Electric Authority of Georgia, Revenue
                                              Refunding Bonds (Project 1), Sub-Series A, 6.50%
                                              due 1/01/2004 (a)(g)                                      3,283
=============================================================================================================

=============================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
VRDN      Variable Rate Demand Notes


                                      4 & 5

                                       MuniEnhanced Fund, Inc., January 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                       S&P   Moody's  Face
  STATE              Ratings Ratings  Amount  Issue                                                    Value
=============================================================================================================
 Hawaii--0.2%          AAA    Aaa   $ 1,105   Hawaii State Department of Budget and Finance,
                                              Special Purpose Mortgage Revenue Bonds
                                              (Hawaiian Electric Company, Inc. Project), AMT,
                                              Series C, 7.375% due 12/01/2020 (f)                    $  1,130
=============================================================================================================
 Illinois--9.5%        AAA    Aaa     7,000   Chicago, Illinois, Board of Education, GO (Chicago
                                              School Reform Project), Series A, 5.25%
                                              due 12/01/2030 (a)                                        6,855
                       NR*    Aaa     5,125   Chicago, Illinois, Board of Education, GO, RIB,
                                              Series 467, 6.69% due 12/01/2027 (a)(h)                   5,550
                       AAA    NR*     3,750   Chicago, Illinois, Gas Supply Revenue Refunding
                                              Bonds (People's Gas Light & Coke), Series A, 6.10%
                                              due 6/01/2025 (a)                                         3,966
                       AAA    Aaa    10,805   Chicago, Illinois, Sales Tax Revenue Refunding
                                              Bonds, 5.25% due 1/01/2028 (b)                           10,666
                       AAA    Aaa     2,240   Cook County, Illinois, Community College District
                                              No. 508, Chicago, COP, Refunding, 8.75%
                                              due 1/01/2007 (b)                                         2,773
                       AAA    Aaa     3,000   Illinois Health Facilities Authority, Revenue
                                              Refunding Bonds (Servantcor Project), Series A,
                                              6.375% due 8/15/2006 (d)(g)                               3,356
                       AAA    Aaa    10,115   Regional Transportation Authority, Illinois,
                                              Revenue Bonds, Series A, 7.20% due 11/01/2020 (a)        12,639
=============================================================================================================
 Indiana--2.6%         AAA    Aaa     2,500   Brownsburg, Indiana, School Building Corporation,
                                              First Mortgage Revenue Bonds (Brownsburg Community
                                              School), 5.55% due 2/01/2024 (f)                          2,559
                       AAA    Aaa     1,360   Hammond, Indiana, Multi-School Building Corporation,
                                              Revenue Refunding Bonds, First Mortgage, 6.125%
                                              due 7/15/2019 (f)                                         1,460
                       AAA    Aaa     8,985   Marion County, Indiana, Convention and
                                              Recreational Facilities Authority, Excise Tax
                                              Revenue Bonds (Lease Rental), Sub-Series A, 5%
                                              due 6/01/2022 (f)                                         8,631
=============================================================================================================
 Kansas--5.5%          NR*    Aaa    14,740   Kansas City, Kansas, Utility System Revenue
                                              Refunding Bonds, RITR, Series 1, 7.82% due
                                              9/01/2023 (b)(h)                                         17,018
                                              Sedgwick and Shawnee Counties, Kansas, S/F Revenue
                                              Bonds (Mortgage Backed Securities Program), AMT (e):
                       NR*    Aaa     2,985     Series A-1, 6.875% due 12/01/2026                       3,382
                       NR*    Aaa     3,000     Series A-2, 6% due 12/01/2031                           3,418
                       AAA    Aaa     2,500   Wamego, Kansas, PCR, Refunding (Kansas Gas and
                                              Electric Company Project), 7% due 6/01/2031 (f)           2,578
=============================================================================================================
  Louisiana--1.4%      AAA    Aaa     6,000   Louisiana Local Government, Environmental Facilities,
                                              Community Development Authority Revenue Bonds (Capital
                                              Projects and Equipment Acquisition), Series A, 6.30%
                                              due 7/01/2030 (a)                                         6,958
=============================================================================================================
 Maine--0.3%           AA     Aa2     1,440   Maine State Housing Authority, Mortgage Purchase
                                              Revenue Bonds, AMT, Series C-2, 6.875% due 11/15/2023     1,508
=============================================================================================================
 Mississippi--1.1%     AAA    Aaa     3,000   Mississippi Development Bank, Special Obligation
                                              Revenue Bonds (Capital Projects and Equipment
                                              Acquisition), Series A2, 5% due 7/01/2024 (a)             2,915
                       AAA    Aaa     2,400   Walnut Grove, Mississippi, Correctional Authority,
                                              COP, 6% due 11/01/2019 (a)                                2,614
=============================================================================================================
 Missouri--1.2%        AAA    Aaa     3,000   Kansas City, Missouri, Airport Revenue Bonds,
                                              General Improvement, Series B, 6.875% due
                                              9/01/2004 (d)(g)                                          3,338
                       AAA    NR*     2,000   Missouri State Housing Development Commission,
                                              S/F Mortgage Revenue Bonds (Homeowner Loan), AMT,
                                              Series C-1, 7.15% due 3/01/2032 (c)                       2,271
=============================================================================================================
 Montana--0.5%         AAA    Aaa     2,185   Forsyth, Montana, PCR, Refunding (Puget Sound Power
                                              and Light Company), AMT, 7.25% due 8/01/2021 (a)          2,266
=============================================================================================================
 Nevada--3.7%          BBB    Baa2    5,000   Henderson, Nevada, Health Care Facility Revenue
                                              Bonds (Catholic Healthcare West--Saint Rose
                                              Dominican Hospital), 5.375% due 7/01/2026                 3,843
                       AAA    Aaa    10,450   Washoe County, Nevada, Gas and Water Facilities
                                              Revenue Refunding Bonds (Sierra Pacific
                                              Power Company), 6.30% due 12/01/2014                     10,965
                       AAA    Aaa     3,000   Washoe County, Nevada, Water Facility Revenue
                                              Bonds (Sierra Pacific Power Company), AMT,
                                              6.65% due 6/01/2017 (f)                                   3,192
=============================================================================================================
 New Jersey--0.8%      AAA    Aaa     3,940   New Jersey State Housing and Mortgage Finance
                                              Agency, Home Buyer Revenue Bonds, AMT,
                                              Series K, 6.375% due 10/01/2026 (f)                       4,101
=============================================================================================================
 New Mexico--0.5%      AAA    Aaa     2,300   Santa Fe, New Mexico, Revenue Bonds, 6.30% due
                                              6/01/2004 (a)(g)                                          2,481
=============================================================================================================
 New York--3.5%                               New York City, New York, GO, Refunding:
                       AAA    Aaa     4,000     Series A, 6.375% due 5/15/2013 (b)                      4,637
                       AAA    Aaa     3,995     Series A, 6.375% due 5/15/2014 (b)                      4,611
                       AAA    Aaa     5,000     Series A, 6.375% due 5/15/2015 (b)                      5,734
                       A      A2      2,000     Series L, 5.75% due 8/01/2013                           2,145
=============================================================================================================
 North Carolina--3.2%  AAA    Aaa    13,940   North Carolina, Eastern Municipal Power Agency, Power
                                              System Revenue Refunding Bonds, Series B, 6.125%
                                              due 1/01/2009 (f)                                        15,601
=============================================================================================================
 Ohio--0.6%            AAA    Aaa     2,500   North Canton, Ohio, City School District GO, 6.70%
                                              due 12/01/2004 (a)(g)                                     2,805
=============================================================================================================
 Rhode Island--1.8%    AAA    Aaa     4,345   Providence, Rhode Island, Public Building Authority,
                                              General Revenue Bonds, Series A, 6.25% due
                                              12/15/2020 (d)                                            4,866
                       AAA    Aaa     3,355   Rhode Island State Economic Development
                                              Corporation, Airport Revenue Bonds, Series B,
                                              6.50% due 7/01/2015 (b)                                   3,840
=============================================================================================================
 South Carolina--0.3%  NR*    Aaa     1,470   South Carolina Housing Finance and Development
                                              Authority, Mortgage Revenue Refunding Bonds, AMT,
                                              Series A-2, 5.875% due 7/01/2009 (d)                      1,602
=============================================================================================================
 South Dakota--1.7%    AAA    NR*     7,000   South Dakota State Health and Educational Facilities
                                              Authority, Revenue Refunding Bonds, Series A, 7.625%
                                              due 7/01/2014 (f)                                         8,362
=============================================================================================================
 Tennessee--5.4%       AAA    Aaa    13,500   Metropolitan Government of Nashville and Davidson
                                              County, Tennessee, Water and Sewer Revenue Refunding
                                              Bonds (Cab Converter), 7.70% due 1/01/2012 (b)           16,989
                       AAA    Aaa     5,450   Mount Juliet, Tennessee, Public Building Authority
                                              Revenue Bonds (Madison Suburban Utility District Loan),
                                              Series B, 7.80% due 2/01/2004 (f)(g)                      6,555
                       AAA    Aaa     2,280   Tennessee HDA, Revenue Refunding Bonds (Homeownership
                                              Program), AMT, Series 1, 5.95% due 7/01/2012 (f)          2,472
=============================================================================================================


                                      6 & 7

                                       MuniEnhanced Fund, Inc., January 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)


                       S&P   Moody's  Face
  STATE              Ratings Ratings  Amount  Issue                                                    Value
=============================================================================================================
 Texas--8.4%           AAA    Aaa   $ 3,100   Austin, Texas, Electric Utilities System Revenue
                                              Refunding Bonds, 7.25% due 11/15/2010 (d)              $  3,799
                       AAA    Aaa     4,000   Austin, Texas, Utility System Revenue Refunding
                                              Bonds, Series 1998, 6.75% due 11/15/2009 (a)              4,714
                                              Bell County, Texas, Health Facilities Development
                                              Corporation, Revenue Refunding Bonds (Scott & White
                                              Memorial Hospital), Series A (f):
                       AAA    Aaa     1,460     6.25% due 8/15/2010                                     1,656
                       AAA    Aaa     1,555     6.25% due 8/15/2011                                     1,767
                       AAA    Aaa     1,650     6.25% due 8/15/2012                                     1,866
                       AAA    Aaa     1,615   Bexar, Texas, Metropolitan Water District,
                                              Waterworks System Revenue Refunding Bonds,
                                              6.35% due 5/01/2005 (f)                                   1,723
                       AAA    Aaa     5,000   Dallas, Texas, Special Tax Revenue Bonds,
                                              Series A, 5% due 8/15/2025 (a)                            4,802
                       AAA    Aaa     4,405   Houston, Texas, Water and Sewer System Revenue
                                              Refunding Bonds, Junior Lien, 6.375% due
                                              12/01/2017 (a)                                            4,599
                       AAA    Aaa     4,000   Lower Colorado River Authority, Texas, Revenue
                                              Refunding Bonds, Series B, 6% due 5/15/2010 (d)           4,477
                                              Travis County, Texas, Health Facilities
                                              Development Corporation, Revenue Refunding Bonds:
                       AAA    Aaa     5,000     (Ascension Health Credit), Series A, 5.75% due
                                                11/15/2011 (f)                                          5,460
                       AAAr   Aaa     5,200     RITR, Series 4, 6.906% due 11/15/2024 (a)(h)            5,651
=============================================================================================================
 Utah--1.2%            AAA    Aaa     5,200   Intermountain Power Agency, Utah, Power Supply
                                              Revenue Refunding Bonds, Series B, 6.50% due
                                              7/01/2010 (f)                                             6,030
=============================================================================================================
 Virginia--3.7%        AAA    Aaa    10,000   Fairfax County, Virginia, EDA, Resource Recovery
                                              Revenue Refunding Bonds, AMT, Series A, 6.10%
                                              due 2/01/2010 (a)                                        11,166
                       AAA    Aaa     6,000   Loudoun County, Virginia, COP, 6.80% due 3/01/2014 (d)    6,567
=============================================================================================================
 Washington--6.3%      NR*    Aaa     5,000   Snohomish County, Washington, Arlington School
                                              District Number 016, GO, 6.50% due 12/01/2015 (b)         5,715
                       AAA    Aaa    16,750   Snohomish County, Washington, Public Utility
                                              District Number 001, Electric Revenue
                                              Refunding Bonds, 5.375% due 12/01/2024 (d)               16,851
                       AAA    Aaa     7,000   Washington State, GO, Series A and AT-6, 6.25%
                                              due 2/01/2011 (f)                                         8,051
=============================================================================================================
                       Total Investments (Cost--$450,728)--98.5%                                      477,105

                       Other Assets Less Liabilities--1.5%                                              7,195
                                                                                                     --------
                       Net Assets--100.0%                                                            $484,300
                                                                                                     ========
=============================================================================================================

(a) AMBAC Insured.
(b) FGIC Insured.
(c) FNMA/GNMA Collaterized.
(d) FSA Insured.
(e) GNMA Collaterized.
(f) MBIA Insured.
(g) Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2001.
(i) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2001.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

  See Notes to Financial Statements.

================================================================================
Quality Profile

The quality ratings of securities in the Fund as of January 31, 2001 were as follows:

-------------------------------------------
                                 Percent of
 S&P Rating/Moody's Rating       Net Assets
-------------------------------------------

 AAA/Aaa........................... 88.7%
 AA/Aa.............................  8.5
 A/A...............................  0.4
 BBB/Baa...........................  0.8
 Other+............................  0.1
-------------------------------------------

+  Temporary investments in short-term municipal securities.


                                     8 & 9

                                       MuniEnhanced Fund, Inc., January 31, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of January 31, 2001
========================================================================================================
Assets:        Investments, at value (identified cost--$450,728,471) .                    $ 477,105,211
               Cash ..................................................                           83,838
               Receivables:
                  Interest ...........................................   $   6,422,417
                  Securities sold ....................................       5,089,002       11,511,419
                                                                         -------------
               Prepaid expenses and other assets .....................                           16,343
                                                                                          -------------
               Total assets ..........................................                      488,716,811
                                                                                          -------------
========================================================================================================
Liabilities:   Payables:
                  Securities purchased ...............................       3,813,747
                  Dividends to shareholders ..........................         247,467
                  Investment adviser .................................         199,574        4,260,788
                                                                         -------------
               Accrued expenses ......................................                          155,662
                                                                                          -------------
               Total liabilities .....................................                        4,416,450
                                                                                          -------------
========================================================================================================
Net Assets:    Net assets ............................................                    $ 484,300,361
                                                                                          =============
========================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized):
                  Preferred Stock, par value $.025 per share
                  (6,000 shares of AMPS* issued and outstanding
                  at $25,000 per share liquidation preference) .......                    $ 150,000,000
                  Common Stock, par value $.10 per share
                  (29,369,874 shares issued and outstanding) .........   $   2,936,987
               Paid-in capital in excess of par ......................     323,386,132
               Undistributed investment income--net ..................       2,182,862
               Accumulated realized capital losses on investments--net     (16,362,036)
               Accumulated distributions in excess of realized capital
               gains on investments--net .............................      (4,220,324)
               Unrealized appreciation on investments--net ...........      26,376,740
                                                                         -------------
               Total--Equivalent to $11.38 net asset value per share
               of Common Stock (market price--$10.79) ................                      334,300,361
                                                                                          -------------
               Total capital .........................................                    $ 484,300,361
                                                                                          =============
========================================================================================================

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Year Ended January 31, 2001
============================================================================================
Investment Income:       Interest and amortization of premium
                         and discount earned ................                  $ 26,698,560
============================================================================================
Expenses:                Investment advisory fees ...........   $  2,328,000
                         Commission fees ....................        382,020
                         Transfer agent fees ................        116,998
                         Accounting services ................        109,093
                         Professional fees ..................         93,529
                         Printing and shareholder reports ...         35,476
                         Directors' fees and expenses .......         32,471
                         Listing fees .......................         32,450
                         Custodian fees .....................         25,407
                         Pricing fees .......................         16,638
                         Other ..............................         22,008
                                                                ------------
                         Total expenses .....................                     3,194,090
                                                                               ------------
                         Investment income--net .............                    23,504,470
                                                                               ------------
============================================================================================
Realized &               Realized loss on investments--net ..                    (5,526,622)
Unrealized Gain (Loss)   Change in unrealized appreciation/
On Investments--Net:     depreciation on investments--net ...                    44,560,627
                                                                               ------------
                         Net Increase in Net Assets Resulting
                         from Operations ....................                  $ 62,538,475
                                                                               ============
============================================================================================

      See Notes to Financial Statements.


                                    10 & 11

                                       MuniEnhanced Fund, Inc., January 31, 2001

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   For the Year Ended
                                                                      January 31,
                                                             ------------------------------
                 Increase (Decrease) in Net Assets:              2001             2000
===========================================================================================
Operations:      Investment income--net ..................   $  23,504,470    $  23,472,741
                 Realized loss on investments--net .......      (5,526,622)     (10,823,948)
                 Change in unrealized appreciation/
                 depreciation on investments--net ........      44,560,627      (46,491,865)
                                                             -------------    -------------
                 Net increase (decrease) in net assets
                 resulting from operations ...............      62,538,475      (33,843,072)
                                                             -------------    -------------
===========================================================================================
Dividends to     Investment income--net:
Shareholders:       Common Stock .........................     (18,714,484)     (18,740,807)
                    Preferred Stock ......................      (6,167,740)      (4,977,080)
                                                             -------------    -------------
                 Net decrease in net assets resulting from
                 dividends to shareholders ...............     (24,882,224)     (23,717,887)
                                                             -------------    -------------
===========================================================================================
Common Stock     Value of shares issued to Common Stock
Transactions:    shareholders in reinvestment of dividends              --          602,065
                                                             -------------    -------------
===========================================================================================
Net Assets:      Total increase (decrease) in net assets .      37,656,251      (56,958,894)
                 Beginning of year .......................     446,644,110      503,603,004
                                                             -------------    -------------
                 End of year* ............................   $ 484,300,361    $ 446,644,110
                                                             =============    =============
===========================================================================================
                *Undistributed investment income--net ....   $   2,182,862    $   3,560,616
                                                             =============    =============
===========================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have
                      been derived from information provided in the
                      financial statements.                                            For the Year Ended January 31,
                                                                           --------------------------------------------------------
                      Increase (Decrease) in Net Asset Value:                2001       2000         1999       1998         1997
===================================================================================================================================
Per Share             Net asset value, beginning of year ...............   $  10.10   $  12.06     $  12.38   $  11.75     $  12.40
Operating                                                                  --------   --------     --------   --------     --------
Performance:          Investment income--net+ ..........................        .80        .80          .85        .88          .90
                      Realized and unrealized gain (loss) on
                      investments--net .................................       1.33      (1.95)         .18        .64         (.54)
                                                                           --------   --------     --------   --------     --------
                      Total from investment operations .................       2.13      (1.15)        1.03       1.52          .36
                                                                           --------   --------     --------   --------     --------
                      Less dividends and distributions to Common
                      Stock shareholders:
                         Investment income--net ........................       (.64)      (.64)        (.67)      (.71)        (.72)
                         Realized gain on investments--net .............         --         --         (.35)        --           --
                         In excess of realized gain on
                         investments--net ..............................         --         --         (.15)        --         (.11)
                                                                           --------   --------     --------   --------     --------
                      Total dividends and distributions to Common
                      Stock shareholders ...............................       (.64)      (.64)       (1.17)      (.71)        (.83)
                                                                           --------   --------     --------   --------     --------
                      Effect of Preferred Stock activity:
                         Investment income--net ........................       (.21)      (.17)        (.18)      (.18)        (.18)
                                                                           --------   --------     --------   --------     --------
                      Net asset value, end of year .....................   $  11.38   $  10.10     $  12.06   $  12.38     $  11.75
                                                                           ========   ========     ========   ========     ========
                      Market price per share, end of year ..............   $  10.79   $ 9.1875     $  12.00   $12.4375     $  11.00
                                                                           ========   ========     ========   ========     ========
===================================================================================================================================
Total Investment      Based on market price per share ..................     25.36%    (18.52%)       6.36%     20.26%        4.28%
Return:*                                                                   ========   ========     ========   ========     ========
                      Based on net asset value per share ...............     20.27%    (10.87%)       7.38%     12.06%        2.18%
                                                                           ========   ========     ========   ========     ========
===================================================================================================================================
Ratios Based on       Total expenses** .................................      1.01%      1.00%         .94%       .96%         .95%
Average Net Assets                                                         ========   ========     ========   ========     ========
Of Common Stock:      Total investment income--net** ...................      7.44%      7.16%        6.93%      7.39%        7.55%
                                                                           ========   ========     ========   ========     ========
                      Amount of dividends to Preferred Stock
                      shareholders .....................................      1.95%      1.52%        1.45%      1.55%        1.50%
                                                                           ========   ========     ========   ========     ========
                      Investment income--net, to Common Stock
                      shareholders .....................................      5.49%      5.64%        5.48%      5.84%        6.05%
                                                                           ========   ========     ========   ========     ========
===================================================================================================================================
Ratios Based on       Total expenses ...................................       .69%       .69%         .66%       .67%         .67%
Total Average                                                              ========   ========     ========   ========     ========
Net Assets:++**       Total investment income--net .....................      5.04%      4.91%        4.88%      5.16%        5.27%
                                                                           ========   ========     ========   ========     ========
===================================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders ........      4.10%      3.32%        3.43%      3.57%        3.47%
Average Net Assets                                                         ========   ========     ========   ========     ========
Of Preferred Stock:
===================================================================================================================================
Supplemental          Net assets, net of Preferred Stock, end of
Data:                 year (in thousands) ..............................   $334,300   $296,644     $353,603   $359,528     $340,751
                                                                           ========   ========     ========   ========     ========
                      Preferred Stock outstanding, end of year
                      (in thousands) ...................................   $150,000   $150,000     $150,000   $150,000     $150,000
                                                                           ========   ========     ========   ========     ========
                      Portfolio turnover ...............................     70.39%    124.61%      144.46%    128.79%      138.12%
                                                                           ========   ========     ========   ========     ========
===================================================================================================================================
Leverage:             Asset coverage per $1,000 ........................   $  3,229   $  2,978     $  3,357   $  3,397     $  3,272
                                                                           ========   ========     ========   ========     ========
===================================================================================================================================
Dividends Per         Series A--Investment income--net .................   $  1,017   $    825     $    862   $    891     $    860
Share on                                                                   ========   ========     ========   ========     ========
Preferred Stock       Series B--Investment income--net .................   $  1,036   $    835     $    868   $    900     $    865
Outstanding:                                                               ========   ========     ========   ========     ========
                      Series C--Investment income--net .................   $  1,031   $    829     $    845   $    889     $    876
                                                                           ========   ========     ========   ========     ========
===================================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
++    Includes Common and Preferred Stock average net assets.

      See Notes to Financial Statements.


                                     12 & 13

                                       MuniEnhanced Fund, Inc., January 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market reflecting the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on certain debt securities under a different method effective February 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $351,664 decrease to cost of securities and a corresponding $351,664 increase in net unrealized appreciation, based on securities held as of January 31, 2001.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including assets acquired from the issuance of Preferred Stock.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $101,060 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2001 were $324,529,978 and $316,708,268, respectively.

Net realized losses for the year ended January 31, 2001 and net unrealized gains as of January 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                       Realized      Unrealized
                                                        Losses          Gains
--------------------------------------------------------------------------------
Long-term investments ...........................     $(4,504,488)   $26,376,740
Financial futures contracts .....................      (1,022,134)            --
                                                      -----------    -----------
Total ...........................................     $(5,526,622)   $26,376,740
                                                      ===========    ===========
--------------------------------------------------------------------------------

As of January 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $26,376,740, of which $28,836,213 related to appreciated securities and $2,459,473 related to depreciated securities. The aggregate cost of investments at January 31, 2001 for Federal income tax purposes was $450,728,471.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without the approval of the holders of Common Stock.


                                    14 & 15

                                       MuniEnhanced Fund, Inc., January 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

Common Stock

Shares issued and outstanding during the year ended January 31, 2001 remained constant and during the year ended January 31, 2000 increased by 50,578 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.025 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend period for each series. The yields in effect at January 31, 2001 were as follows: Series A, 3.80%; Series B, 3.70%; and Series C, 3.85%.

Shares issued and outstanding during the years ended January 31, 2001 and January 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .50%, calculated on the proceeds of each auction. For the year ended January 31, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $169,010 as commissions.

5. Capital Loss Carryforward:

At January 31, 2001, the Fund had a net capital loss carryforward of approximately $18,316,000, of which $9,810,000 expires in 2008 and $8,506,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On February 7, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.053100 per share, payable on February 27, 2001 to shareholders of record as of February 16 , 2001.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniEnhanced Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniEnhanced Fund, Inc., as of January 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 2001 by correspondence with the custodian and broker; where a reply was not received from the broker, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniEnhanced Fund, Inc. as of January 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
March 14, 2001


                                    16 & 17

                                       MuniEnhanced Fund, Inc., January 31, 2001

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniEnhanced Fund, Inc. during its taxable year ended January 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Roberta Cooper Ramo, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

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Arthur Zeikel, Director of MuniEnhanced Fund, Inc., has recently retired. The
Fund's Board of Directors wishes Mr. Zeikel well in his retirement.
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Custodian

State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

Transfer Agents

Common Stock:

State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
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[LOGO] Merrill Lynch Investment Managers

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MuniEnhanced Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of the bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniEnhanced
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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